Schedule of Investments (unaudited)
November 30, 2025
 Putnam Focused Large Cap Growth ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.1%
Communication Services — 12.1%
Entertainment — 3.5%
Netflix Inc.	13,577	$1,460,614 *
Spotify Technology SA	1,227	734,813 *
Total Entertainment		2,195,427
Interactive Media & Services — 8.6%
Alphabet Inc., Class A Shares	9,773	3,129,119
Meta Platforms Inc., Class A Shares	3,381	2,190,719
Total Interactive Media & Services		5,319,838

Total Communication Services		7,515,265
Consumer Discretionary — 9.8%
Automobiles — 4.2%
Tesla Inc.	6,014	2,587,042 *
Broadline Retail — 4.9%
Amazon.com Inc.	12,972	3,025,330 *
Hotels, Restaurants & Leisure — 0.7%
Starbucks Corp.	5,413	471,527

Total Consumer Discretionary		6,083,899
Financials — 6.3%
Consumer Finance — 1.3%
Capital One Financial Corp.	3,598	788,214
Financial Services — 5.0%
Mastercard Inc., Class A Shares	3,416	1,880,611
Visa Inc., Class A Shares	3,680	1,230,739
Total Financial Services		3,111,350

Total Financials		3,899,564
Health Care — 8.4%
Biotechnology — 2.2%
AbbVie Inc.	5,912	1,346,162
Health Care Equipment & Supplies — 2.1%
IDEXX Laboratories Inc.	764	575,200 *
Intuitive Surgical Inc.	1,248	715,703 *
Total Health Care Equipment & Supplies		1,290,903
Pharmaceuticals — 4.1%
Eli Lilly & Co.	2,363	2,541,336

Total Health Care		5,178,401
Industrials — 5.1%
Aerospace & Defense — 0.9%
TransDigm Group Inc.	383	520,945
Building Products — 1.3%
Trane Technologies PLC	1,914	806,713
Commercial Services & Supplies — 1.1%
Waste Connections Inc.	3,829	676,010
Electrical Equipment — 1.8%
GE Vernova Inc.	1,858	1,114,372

Total Industrials		3,118,040
See Notes to Schedule of Investments.

Putnam Focused Large Cap Growth ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
November 30, 2025
 Putnam Focused Large Cap Growth ETF
(Percentages shown based on Fund net assets)
	Security	Shares	Value

Information Technology — 50.7%
Semiconductors & Semiconductor Equipment — 24.5%
	Advanced Micro Devices Inc.	4,616	$1,004,118 *
	Broadcom Inc.	12,056	4,858,086
	Lam Research Corp.	5,111	797,316
	NVIDIA Corp.	48,065	8,507,505
Total Semiconductors & Semiconductor Equipment			15,167,025
Software — 16.9%
	AppLovin Corp., Class A Shares	1,034	619,862 *
	Cadence Design Systems Inc.	3,382	1,054,643 *
	Microsoft Corp.	14,577	7,172,030
	Oracle Corp.	3,498	706,421
	ServiceNow Inc.	1,142	927,772 *
Total Software			10,480,728
Technology Hardware, Storage & Peripherals — 9.3%
	Apple Inc.	20,761	5,789,205

Total Information Technology			31,436,958
Materials — 2.2%
Chemicals — 1.0%
	Sherwin-Williams Co.	1,897	651,980
Construction Materials — 1.2%
	Vulcan Materials Co.	2,454	729,427

Total Materials			1,381,407
Real Estate — 1.4%
Real Estate Management & Development — 1.4%
	CBRE Group Inc., Class A Shares	5,412	875,824 *

Utilities — 1.1%
Electric Utilities — 1.1%
	Constellation Energy Corp.	1,833	667,872
Total Investments before Short-Term Investments (Cost — $38,209,259)			60,157,230
	Rate
Short-Term Investments — 2.4%
Putnam Government Money Market Fund, Class P Shares (Cost — $1,501,047)	3.780%	1,501,047	1,501,047 (a)(b)
Total Investments — 99.5% (Cost — $39,710,306)			61,658,277
Other Assets in Excess of Liabilities — 0.5%			317,445
Total Net Assets — 100.0%			$61,975,722

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2025, the total market value of investments in Affiliated Companies was $1,501,047 and the cost was $1,501,047 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam Focused Large Cap Growth ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam Focused Large Cap Growth ETF (the “Fund”) is a separate non-diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from

Putnam Focused Large Cap Growth ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$60,157,230	—	—	$60,157,230
Short-Term Investments†	1,501,047	—	—	1,501,047
Total Investments	$61,658,277	—	—	$61,658,277

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended November 30, 2025. The following transactions were effected in such company for the period ended November 30, 2025.

	Affiliate Value at August 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$1,123,321	$4,950,805	4,950,805	$4,573,079	4,573,079

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2025
Putnam Government Money Market Fund, Class P Shares	—	$9,868	—	$1,501,047

Putnam Focused Large Cap Growth ETF 2025 Quarterly Report